COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES	COMMITMENTS AND CONTINGENT LIABILITIES
Commitments

The following table summarizes REE’s contractual obligations and other commitments for cash expenditures as of December 31, 2023, and the years in which these obligations are due. Certain obligations are reflected in our balance sheet, while other are disclosed as future obligations. This table is not meant to represent a forecast of our total cash expenditures for any of the periods presented.

Purchase commitments
2024	$13,600
2025	4,454
2026	—
2027	—
2028 and thereafter	—
Total	$18,054

Open purchase orders that are cancellable are not considered unconditional purchase obligations for financial reporting purposes and are not included in the table above. Such purchase orders often represent authorizations to purchase rather than binding agreements.

In addition, REE enters into agreements in the normal course of business with vendors to perform various services, which are generally cancellable upon written notice. These payments are not included in this table of contractual obligations.

Guarantee

A long-term guarantee was issued by a bank in the amount of approximately $3,008 were recorded within Long-term restricted cash to secure the Company’s office and manufacturing locations.

Royalty bearing grants

The Company’s research and development efforts have been partially financed through grants from the IIA for the technology related to the Softwheel segment. Under the research and development agreements with the IIA and pursuant to applicable laws, the Company is required to pay royalties at the rate of 3%-5% on sales of products developed with funds provided by the IIA. Such royalties are due up to an amount equal to 100% of the IIA grants received, linked to the U.S. dollar plus interest. Until October 25, 2023, the interest was calculated at a rate based on 12-month LIBOR applicable to U.S. Dollar deposits on the unpaid amount received. However, on October 25, 2023, the IIA published a directive concerning changes in royalties to address the expiration of the LIBOR. Under such directive, regarding IIA grants approved by the IIA prior to January 1, 2024 but which are outstanding thereafter, as of January 1, 2024 the annual interest is calculated at a rate based on 12-month SOFR, or at an alternative rate published by the Bank of Israel plus 0.72%; and, for grants approved on or following January 1, 2024 the annual interest shall be the higher of (i) the 12 months SOFR interest rate, plus 1%, or (ii) a fixed annual interest rate of 4%. based on the 12-month LIBOR rate (from the year the grant was approved) applicable to U.S. dollar deposits. If the Company returns to production of these products outside of Israel and generates sales, the ceiling will increase based on the percentage of production that is outside of Israel, up to a maximum of 300% of the IIA grants, linked to the dollar and bearing interest as noted above. If the Company does not generate sales of products developed with funds provided by the IIA, the Company is not obligated to pay royalties or repay the grants.The Company did not pay or accrue any royalties to the IIA for the years ended December 31, 2023, 2022, and 2021.
As of December 31, 2023, the Company’s remaining contingent obligation with respect to royalty-bearing participation received or accrued, net of royalties paid or accrued, were $733.
NOTE 11. COMMITMENTS AND CONTINGENT LIABILITIES (cont.)

In 2018, the Company signed a research and development agreement with the Israel-United States Binational Industrial Research and Development Foundation (“BIRD”). Under this agreement, the Company is required to pay royalties at a rate of 5% of the sales of products developed with funds provided by BIRD up to an amount equal to 150% of the aggregate dollar amount of the grants received linked to the U.S. consumer price index. The Company did not pay or accrue any royalties to BIRD for the years ended December 31, 2023, 2022, and 2021.

As of December 31, 2023, the BIRD contingent liability with respect to royalty-bearing participation received or accrued, net of royalties paid or accrued, totaled $433.

Legal proceedings

On December 16, 2022, a lawsuit was filed to the court in Texas, Austin Division, against REE and its US subsidiaries (in this section, the “Group”), by OSR Group alleging that the Group stole OSR Group’s trade secrets. The OSR Group requested the court to grant them the following: (a) a request for an injunction pertaining to the use of such trade secrets; (b) affirmative action to protect the OSR Group’s alleged trade secrets; (c) the establishment of a constructive trust to transfer all the relevant Group’s legal title and intellectual property to the OSR Group; (d) an award to the OSR Group of monetary damages in an amount of no less than USD 2.6 billion together with exemplary damages in an amount of no less than USD 5.2 billion, such amounts to be determined in the trial, plus interest; (e) an award to the OSR Group for all of its expenses relating to the action; (f) an award to the OSR Group of pre-judgment interest on all damages; and (g) an award of other relief as the court deem fit. On January 4, 2024, the Magistrate Judge entered a Report and Recommendation, or the Report, recommending dismissal of the lawsuit based on forum non conveniens, such that OSR could pursue its claims in an Israeli forum rather than in the United States, assuming that OSR chooses to do so after dismissal. The Report is pending before the District Court, which will independently review the Report to assess whether to adopt in full, in part, or to set it aside. The Report is not binding on the District Court. There is no definitive timetable for a final ruling, and any ruling by the District Court is subject to a potential appeal by OSR. REE believes that the lawsuit is without merit and is defending itself vigorously. Given the uncertainty of litigation and the preliminary stage of the lawsuit, the Company cannot estimate the reasonably possible loss or range of loss that may result from this lawsuit. As of December 31, 2023 and December 31, 2022 the Company did not record a loss contingency.